UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2017

UQM Technologies, Inc.

(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504

(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2017, UQM Technologies, Inc. (“UQM” or the “Company”) entered into a technology license and services agreement (the “Technology License and Services Agreement”) with Sinotruk Qingdao Zhongqi New Energy Automobile Co., Ltd. (“Qingdao Zhongqi”, or the “JV Entity”), a limited liability company organized pursuant to the terms of the previously announced Joint Venture Agreement dated November 30, 2017 (the “Joint Venture Agreement”) between the Company, China National Heavy Duty Truck Group Co., Ltd. (“CNHTC”), and Sinotruk Global Village Investment Limited (“SGVIL”).

Under the Technology License and Services Agreement, the Company will grant to the joint venture a non-transferable and exclusive license in China to manufacture the Company’s permanent synchronous motors and inverter controller technology for the commercial vehicle market, specifically related to the Company’s current PowerPhaseHD and PowerPhasePro motor and motor-controlling, transmission controller and speed shifting appliance technologies. The initial term of the Technology License and Services Agreement is seven years.  The scope of the license is limited to the manufacture and sale of UQM products in China, although the parties may in the future jointly develop and sell electric motor, E-axle and integrated motor and transmission products manufactured by the joint venture outside of China. The license grant includes the right to use Company patents, copyrights, technical documentation and related knowhow related to such products as required for the manufacture and sale of these products in the commercial vehicle market in China. In addition, the Company will provide certain technical assistance to support the manufacture of the products for use in the commercial market in China.

The foregoing description of the Technology License and Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Technology License and Services Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Technology License and Services Agreement dated November 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Date: December 27, 2017	By :	/s/DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer